Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Fully Repays Promissory Note Related to Pure Sunfarms Acquisition and Announces Additional Investment in Asia-Pacific Partner, Altum

Vancouver, BC, February 8, 2021 -- Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) (TSX: VFF) today announced that it has repaid in full the C$19.9 million (approximately US$15.6 million) promissory note, plus accrued interest of C$621,534.25 (approximately US$486,849.78), that it originally issued to Emerald Health Therapeutics, Inc. (“Emerald”) as partial consideration for the November 2020 acquisition from Emerald of the 36,958,500 common shares of Pure Sunfarms Corp. (“Pure Sunfarms”) that Village Farms did not own (the “Pure Sunfarms Transaction”).  Village Farms no longer owes any amounts to Emerald with respect to the Pure Sunfarms Transaction.

Village Farms Increases Ownership of Asia-Pacific Partner, Altum International

Village Farms also announced that it has exercised a portion of its option to make an additional equity investment in Altum International (“Altum”), one of the Asia-Pacific's leading cannabinoid platforms, increasing the Company’s equity ownership in Altum to just under 10% from 6.6%.

“The Altum team is making strong, steady progress on the execution of its business plan and we are pleased to be able to increase our equity stake in the company on similar terms to that our of original investment,” said Michael DeGiglio, CEO, Village Farms International. “Our international cannabis/CBD strategy is to target select emerging markets with significant long-term potential through partnerships with local experts who are early movers in their respective regions. Our investment in Altum represents a capital efficient means by which to participate in the significant opportunity in the Asia-Pacific region, which represents approximately one-third of the world’s GDP1.”

Village Farms continues to retain the remaining portion of the option that it did not exercise, which offers the Company the ability to further increase its ownership in Altum in the future on similar terms to its original investment. Village Farms made its original investment in Altum in August 2020.

Notes

1. Source: International Monetary Fund, World Economic Outlook 2020 (Data Mapper)

About Altum International

Altum is delivering significant positive change for consumers in Asia-Pacific markets.  With its comprehensive range of B2B and B2C cannabinoid products, Altum navigates a complex regulatory landscape in order to meet an exploding regional demand for the next generation of consumer wellness; all powered by quality, cost-competitive and highly effective cannabinoids.

With a global mindset and regionally oriented team, Altum is creating sustainable value for its shareholders and partners through ‘World-First’ concepts, resonant brands, and safe, compliant access to cannabinoids for Asia-Pacific.  For more information, visit www.altum.group.

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About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America. The Company leverages decades of experience in large-scale, low-cost intensive agriculture as a vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and select markets internationally.

The Company’s wholly-owned Canadian subsidiary, British-Columbia-based Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of the best-selling brands in Canada, and has generated profitability for seven consecutive quarters.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting major retailers and consumer packaged goods companies. Village Farms has one of the largest greenhouse operations in the country and is strategically positioned to utilize its agricultural experience and Pure Sunfarms’ operational and product expertise, to pursue potential high-THC cannabis opportunities when legally permitted to do so.

Internationally, Village Farms evaluates and targets select, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investments in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms’ cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., Pure Sunfarms' ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian act respecting cannabis to amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for Pure Sunfarms; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade;

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difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, that may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Investor Contact:

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com